DANIEL GREEN COMPANY
                              450 North Main Street
                              Old Town, Maine 04468

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 26, 2001


     The Annual Meeting of Stockholders of Daniel Green Company (the "Company") will be held at The Strathallan Hotel, 550 East Avenue, Rochester, New York 14607 on Thursday, April 26, 2001 at 10:00 o'clock in the forenoon, for the following purposes:

     1.   To elect seven persons to the Board of Directors of the Company.

     2. To ratify the action of the Board of Directors in selecting Deloitte & Touche LLP as auditors for the Company for 2001.

     3. To approve a proposal to amend the Company's Articles of Organization to increase the number of authorized shares from 4,000,000 to 6,000,000.

     4. To amend the existing Stock Incentive Plan and to replace it with the 2001 Long-Term Incentive Plan.

     5. To transact such other business as may properly come before the meeting.

     Stockholders of record as of the close of business on March 8, 2001 are entitled to notice of and to vote at the meeting and at any adjournment thereof.


                                        By order of the Board of Directors


                                        GARY E. PFLUGFELDER, Clerk

April 5, 2001

     A form of proxy and a return envelope are enclosed for the use of Stockholders. It is requested that you fill in, date and sign the enclosed proxy and return it in the enclosed envelope even if you plan to attend the meeting in Rochester on April 26, 2001.

                              DANIEL GREEN COMPANY
                              450 North Main Street
                              Old Town, Maine 04468

                                 PROXY STATEMENT
                     For The Annual Meeting Of Stockholders
                            To Be Held April 26, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Daniel Green Company, a corporation organized under the laws of The Commonwealth of Massachusetts (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, April 26, 2001 at 10:00 A.M. at The Strathallan Hotel, 550 East Avenue, Rochester, New York 14607, together with any and all adjournments thereof. It is anticipated that this Proxy Statement and the enclosed proxy will first be sent or given to stockholders on or about April 5, 2001.

     A copy of the Annual Report to Stockholders of the Company for the year ended December 31, 2000, including audited financial statements, is being mailed with this Proxy Statement. You may also obtain a copy of the Company's Annual Report on Form 10-KSB filed with the Securities Exchange Commission without charge upon written request submitted to Daniel Green Company, c/o Chief Financial Officer, 450 North Main Street, Old Town, Maine 04468.

     The close of business on March 8, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and at any adjournment. Each stockholder shall be entitled to one vote for each share held of record in his or her name on that date. There were outstanding on the record date 1,573,004 shares of Common Stock, $2.50 par value per share, of the Company, being the only class of stock of the Company issued and outstanding and entitled to vote at the meeting.

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company, which has designated the nominees for Directors listed below. A stockholder giving such proxy has the right to revoke it at the meeting or at any time prior thereto. All shares represented by proxies in the form enclosed herewith will be voted at the meeting and at any adjournments in accordance with the terms of such proxies, provided such proxies appear to be valid and to have been executed by stockholders of record entitled to vote at the meeting and have not previously been revoked. If no contrary instructions are given, the persons named in the proxy will vote FOR the seven nominees described on the following pages; FOR the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company for 2001; FOR the amendment of the Company's Articles of Organization to increase the number of authorized shares; FOR the amendment of the existing Stock Incentive Plan and adoption of its replacement, the 2001 Long-Term Incentive Plan; and, in their discretion, upon any other matter which may properly come before the meeting or any adjournment. The Board of Directors does not know of any matters not specifically referred to in this Proxy Statement which may come before the meeting.

     In accordance with the By-Laws of the Company, a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy at the meeting, is required to constitute a quorum for the transaction of business. The affirmative vote of a majority of the quorum shall be required for the election of Directors and to pass any measure properly presented to the meeting, except Proposal 3 which requires the affirmative vote of a majority of the outstanding shares. Shares which abstain from voting on any matter shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any proposal to which an abstention pertains. Abstention may not be specified on the proposal relating to the election of directors. However, votes that are withheld will be excluded entirely from the vote and have no effect. Broker non-votes will count only in the determination of a quorum.

     All costs of preparing, assembling and mailing the enclosed proxy material, and any additional material which may hereafter be sent in connection with the solicitation and collection of the enclosed proxy, will be paid by the Company and no part will be paid directly or indirectly by any other person. Solicitation of proxies may be made by personal interview, mail, telephone or telecopier by officers and regular employees of the Company but no additional compensation will be paid them for the time so employed.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     Seven persons are to be elected to the Board of Directors. The Board of Directors has nominated the persons listed below for election. If elected, each nominee will hold office until the Annual Meeting to be held in 2002, and until his successor is elected and shall qualify.

     The following biographies set forth certain information with respect to the nominees for election as directors of the Company, none of whom is related to any other nominee or executive officer.

EDWARD BLOOMBERG, Age: 63

     Edward Bloomberg has been a director of the Company since 1993. For more than the last five years Mr. Bloomberg has been an independent investment advisor.

STEVEN M. DEPERRIOR, Age: 42

     Steven M. DePerrior has been a director of the Company since 1996. He is a Principal with Burke Group, which provides certain human-resources consulting services to the Company. Mr. DePerrior also serves on the board of directors of Centennial Technologies.

GREGORY M. HARDEN, Age: 44

     Gregory M. Harden has been a director of the Company since 1996. He is President and Chief Executive Officer of Harden Furniture Co., Inc. , a furniture manufacturer in McConnellsville, New York. Mr. Harden also serves on the board of directors for Oneida, Ltd. and Utica Mutual Insurance Company.

WILHELM PFANDER, Age: 63

     Wilhelm Pfander has been a director of the Company since April, 2000. He is Senior Vice President-Sourcing and Development of the Company, having been elected in February, 2000. For more than five years prior thereto he was Vice President-Manufacturing and Product Development at Penobscot Shoe Company.

GARY E. PFLUGFELDER, Age: 69

     Gary E. Pflugfelder has been a Director of the Company since 1983. Mr. Pflugfelder is sales consultant to, and prior to September 6, 1992 served as General Manager of, the Personal Financial Security Division of Aetna Life & Casualty Company.

JAMES R. RIEDMAN, Age: 41

     James R. Riedman has been a Director of the Company since 1993 and has been Chairman of the Board of Directors and Chief Executive Officer of the Company since 1996. Mr. Riedman is President of Riedman Corporation, a holding company which, until January, 2001, included a commercial insurance agency which obtained property and casualty insurance coverage for the Company. Mr. Riedman is also a director of Harris Interactive Inc.

GREG A. TUNNEY, Age: 39

     Greg A. Tunney has been a Director of the Company since 1998 and has been President and Chief Operating Officer of the Company since 1998. From 1992 to 1998, Mr. Tunney was a Vice President of Brown Shoe Company.

     A stockholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for all or any of the above named nominees or may withhold from said persons authority to vote for all or any of such nominees. The Board of Directors recommends a vote FOR the nominees named above. If, for any reason, any of the nominees named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons, if any, as the Board of Directors may recommend. The Board of Directors has no reason to believe any nominees will be unavailable.

                Meetings Of The Board Of Directors And Committees
                      Of The Board Of Directors During 2000


     The Board of Directors held eight meetings during 2000. Each of the Directors attended more than 75% of the total number of meetings of the Board of Directors and any committee on which he served, except Mr. Pfander who missed one of three Board meetings since he was elected and Mr. Bloomberg who missed five of the 17 meetings of the Board and Committees to which he was elected.

     The Board has a Compensation/Pension Committee whose function is to review executive compensation, including the grant of stock options under the Company's Stock Incentive Plan, and matters relating to the Company's benefit plans. The members of the Compensation/Pension Committee at the end of 2000 were Messrs. Pflugfelder, DePerrior and Bloomberg. The Compensation/Pension Committee met twice during 2000.

     The Board has a Nominating Committee whose function is to select candidates for nomination to the Board of Directors. The members of the Nominating Committee at the end of 2000 were Messrs. Riedman, Bloomberg and DePerrior. The Nominating Committee met once during 2000. While there is no formal procedure established for stockholders to submit recommendations to the Nominating Committee, the Nominating Committee will consider candidates whose names are submitted to the Company.

     The Board also has an Audit Committee whose members at the end of 2000 were Messrs. Bloomberg, Harden and Pflugfelder. The Audit Committee met three times during 2000. In carrying out its responsibilities, the Audit Committee reviews the Company's policies and procedures for internal accounting and financial controls with the Company's independent auditors and with management and also reviews the degree of cooperation extended to the auditors by Company employees. The Committee also reviews the results of the audit of the Company's year-end financial statements and notes.

     Other functions of the Audit Committee are to recommend the selection of the Company's independent auditors and to approve any professional service rendered by the independent auditors after considering whether providing such service will affect the independence of the auditors.

     On July 27, 2000 the Board of Directors adopted the Audit Committee Charter which sets forth the Company's policies with respect to the role, independence and responsibilities of Audit Committee members. A copy is attached to this Proxy Statement as Exhibit A.

     The Audit Committee Report to Stockholders is found in Proposal 2.

     A Special Committee of the Board was appointed on November 18, 1999 to consider, negotiate and vote upon an agreement with Riedman Corporation for the purchase by the Company of the common stock of Penobscot Shoe Company which Riedman Corporation had acquired in a cash tender offer. All of the members of the Board other than James R. Riedman,

President of Riedman Corporation, and Greg Tunney, President of the Company, were appointed to the Special Committee. The Special Committee met five times, including meetings with independent counsel. A Stock Purchase Agreement was unanimously approved by the Committee and signed by the Company and Riedman Corporation on February 10, 2000. See "Certain Relationships and Related Transactions."

                            Compensation Of Directors

     Each Director receives a $500 fee for each meeting of the Board of Directors attended. In addition, each Director who is not an officer of the Company receives a $500 fee for each meeting of a committee of the Board attended ($650 in the case of the committee chairman). Directors who are not officers of the Company were also paid an annual retainer of $2,500 in 2000. On February 16, 2001 the Board increased the annual retainer for non-employee directors to $5,000 in cash (payable at the rate of $625 per quarter commencing January 1, 2001) and an option to purchase 5,000 shares to be granted at the annual meeting of directors, commencing in 2001 (the exercise price being the market price of the Company's common shares on that date). The option portion is subject to the stockholders' approval of the 2001 Long-Term Incentive Plan set forth in Proposal 4. Fifty percent of the director options will vest immediately and the balance will vest equally on the first and second anniversary of the date of grant, if the optionholder continues to be a director on those dates.

         Security Ownership Of Certain Beneficial Owners And Management

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by each beneficial owner known by the Company to own 5% or more of the Common Stock, each current Director, each nominee for Director, the Chief Executive Officer of the Company, the four most highly compensated executive officers other than the CEO and all Directors, nominees for Director and executive officers of the Company as a group, as of February 1, 2001.

                                                                                            Percentage of
                                                               Shares of Common             Common Stock
                                                               Stock Beneficially           Beneficially
Name And Address                                               Owned as of                  Owned as of
of Beneficial Owner                                            March 8, 2001                March 8, 2001
-------------------                                            -------------                -------------
Edward Bloomberg, Director.....................................   131,500(1)                    8.36%
  11 Turnagain Road
  Kentfield, CA 94904
Michael J. Crew................................................   103,858(2)                    6.60%
  Investment Advisor
  681 Falmouth Rd., Box C-2
  Mashpee, MA 02649

Steven DePerrior, Director.....................................       500                          *
  Burke Group
  10 East Street
  Honeoye Falls, NY 14472
Gregory Harden, Director.......................................     2,000                          *
  Harden Furniture
  Mill Pond Way
  McConnellsville, NY 13401
Wilhelm Pfander, Director......................................     5,000(3)                       *
  11273 Callaway Green Drive
  Ft. Myers, FL  33913
Gary E. Pflugfelder, Director & Clerk..........................     5,000(4)                       *
  500 South Salina Street
  Suite 320
  Syracuse, NY 13202
James R. Riedman, Chairman & CEO...............................   636,355(5)                   40.45%
  Riedman Corporation
  45 East Avenue
  Rochester, NY 14064
Riedman Corporation............................................   601,355(6)                   38.23%
  45 East Avenue
  Rochester, NY 14604
Retirement Committee of the Daniel Green Company
  Retirement Savings Partnership Plan..........................    61,112                       3.89%
  450 North Main Street
  Old Town, Maine 04468
Greg A. Tunney, President......................................    57,109(7)                    3.63%
  Daniel Green Company
  450 North Main Street
  Old Town, Maine 04468
Robert Weedon, CFO & Treasurer.................................       -0-                          *
  Daniel Green Company
  450 North Main Street
  Old Town, ME 04468
8 Officers and Directors as a Group............................   941,322(1)(3)(4)             59.84%
                                                                         (5)(6)(7)

-----------
 *  Less than 1%

(1) Includes 14,000 shares held by members of Mr. Bloomberg's family and 61,500 shares held by Mr. Bloomberg on behalf of clients in his capacity as an investment advisor, as to which Mr. Bloomberg disclaims beneficial ownership.

(2) Based upon information provided to the Company on a Schedule 13D filed on August 10, 1998 and subsequent correspondence.

(3) Consists of 5,000 shares which Mr. Pfander has the option to purchase provided the market price of the Company's common stock reaches certain prices. See "Option Grants In Last Fiscal Year."

(4) Includes 500 shares owned by a family member, as to which Mr. Pflugfelder disclaims beneficial ownership.

(5) Includes 601,355 shares beneficially owned by Riedman Corporation, of which Mr. Riedman is president and a director, and 7,700 shares owned by Mr. Riedman's children, as to all of which Mr. Riedman disclaims beneficial ownership.

(6) Includes 25,000 shares that Riedman Corporation may purchase through exercise of a stock option granted to it on July 29, 1997 in connection with a bridge loan to the Company, 50,000 shares that Riedman Corporation may purchase through exercise of a stock option granted to it on September 1, 1999 in connection with a guaranty provided for certain bank financing for the Company, and 50,000 shares that Riedman Corporation may purchase through exercise of a stock option granted to it on January 19, 2001, in connection with a guaranty of additional bank financing provided to the Company.

(7) Includes 50,000 shares which Mr. Tunney has the option to purchase provided the market price of the Company's common stock reaches certain prices and 7,109 shares allocated to Mr. Tunney's account in the Company's Retirement Savings Partnership Plan. See "Option Grants In Last Fiscal Year."


                        Executive Officers of the Company

In addition to Mr. Riedman, Mr. Tunney and Mr. Pfander who are also directors, Robert Weedon, age 46, served as an executive officer of the Company during 2000. He became Chief Financial Officer of the Company on November 1, 2001. For more than five years prior thereto, Mr. Weedon was Business Systems Manager for Reebok International Ltd.

                 Compensation of Executive Officers During 2000

     The following information concerning annual and long-term compensation is furnished for the years 1998, 1999 and 2000 with respect to the Chief Executive Officer of the Company and each executive officer of the Company who received compensation for 2000 which exceeded $100,000.

                              Summary Compensation Table

                                                                                        Long-Term
                                                                                       Compensation
                                                                                       ------------
                                                Annual Compensation        Other        Securities
                                                --------------------       Annual       Underlying
       Name and Principal Position   Year       Salary         Bonus    Compensation     Options
       ---------------------------   ----       ------         -----    ------------     -------
       James R. Riedman              2000       $25,000         -0-         (1)           -0-(2)
       (CEO since June, 1996)        1999      $ 25,000         -0-         (1)           -0-(2)
                                     1998      $ 25,000         -0-         (1)            -0-

       Greg A. Tunney                2000      $178,675         -0-         (1)       50,000 Shares
       (President and COO            1999      $165,843         -0-         (1)            -0-
       since April 1998)             1998      $119,400         -0-         (1)            -0-

       Wilhelm Pfander               2000       $99,900         -0-         (1)       5,000 Shares(3)
       (Senior VP-Sourcing &
       Product Development)

----------

1) Other annual compensation, if any, did not exceed the lesser of $50,000 or 10% of salary and bonus.

(2) Options for 50,000 shares each were granted in 1999 and 2000 to Riedman Corporation of which James R. Riedman is President, in connection with guaranties provided by Riedman Corporation for certain bank financing for the Company.

(3) The Company has also entered into a deferred compensation agreement with Mr. Pfander whereby it will pay him $100,000 during the first year following his retirement after age 65.


                        Option Grants In Last Fiscal Year

                           Number of Shares      Percent of Total
                              Underlying        Options Granted to     Exercise of Base
         Name              Options Granted   Employees in Fiscal Year   Price ($/Share)    Expiration Date
         ----              ---------------   ------------------------   ---------------    ---------------
Gregg Tunney, President         50,000                  68%                  $3.56            10/25/10

Wilhelm Pfander, VP              5,000                   7%                   3.56            10/25/10

     Mr. Tunney's option was granted in exchange for his surrender of an option for the same number of shares granted to him on April 1, 1998. The earlier option had an exercise price of $4.50 per share which, in keeping with the provisions of the Company's Stock Incentive Plan, was $1.00 more than the market price of the Company's common stock on the date of grant. As explained in Proposal 4, the Board of Directors determined that the exercise price formula of the Plan prevented the Company from realizing the full benefit of option grants to employees and future employees. Thus, it amended the Plan to provide that the exercise price would be equal to the market value on date of grant and awarded a new option for 50,000 shares to Mr. Tunney at $3.56, the market price on October 26, 2000. The grant was on condition a) that the stockholders approved the amendment and b) that Mr. Tunney surrender his existing option. The option which Mr. Tunney will surrender if Proposal 4 is approved vested upon the Company's common stock reaching certain market prices as follows: 50% at $5.50, 75% at $6.50 and 100% at $7.50. The new option vests 50% at $4.50, 75% at $5.50, and 100% at $6.50.

     Mr. Pfander's option was granted in exchange for his surrender of an option for the same number of shares granted to him on April 6, 2000 which had an exercise price of $4.75, one dollar more than the market price of the Company's stock on that date. The option vests on the same terms as does Mr. Tunney's new option described above.

     None of the options granted has been exercised. The market value of the Company's stock at December 31, 2000 was $3.86. Thus, the options granted to Messrs. Tunney and Pfander were not exercisable (not having vested). Nevertheless, the difference between the market price at year end and the exercise price (i.e. $.30) multiplied by the number of shares subject to their options produces a "value" for the options of $15,000 for Mr. Tunney and $1,500 for Mr. Pfander.

     (See  below,   "Certain   Relationships   and  Related   Transactions"  for
information with respect to options granted in 1999 and 2001 to Riedman Corporation of which James R. Riedman, CEO of Daniel Green, is President.)

                 Certain Relationships And Related Transactions

     Riedman Corporation, a holding company which, until January, 2000, included a commercial insurance agency, obtained property and casualty insurance for the Company. During 1998, 1999 and 2000, the Company paid approximately $272,102, $234,700 and $162,569, respectively, for such insurance coverage. Riedman Corporation's total fees in connection with these transactions were less than approximately $26,000 for 1998, $21,476 for 1999 and $30,000 for 2000.

     Riedman Corporation entered into a Stock Purchase Agreement with the Company dated February 10, 2000. Because James R. Riedman is both President and director of Riedman Corporation and Chairman and CEO of the Company, the Board of Directors appointed a Special Committee of all directors other than Mr. Riedman and Greg A. Tunney, President of the Company, to consider, negotiate and vote upon the Stock Purchase Agreement on behalf of the Company. The Agreement provided for the sale by Riedman Corporation to the Company of all of the outstanding stock of Penobscot Shoe Company ("Penobscot") for approximately $17.8 million. Penobscot is a Maine corporation engaged in the design, importing and sale of branded footwear to retailers.

     Riedman Corporation acquired the Penobscot stock in a cash tender offer (commenced October 12, 1999) and cash-out merger (concluded January 18, 2000). Prior to the Riedman Corporation tender offer, the Company had negotiated directly with Penobscot to conduct its own cash tender offer at $11.75 per share. However, the Company was unable to secure necessary financing without the guaranties of Riedman Corporation which determined that the terms proposed by the bank were unacceptable. Accordingly, with the approval of the

Company's Board of Directors, Riedman Corporation proceeded to make the acquisition at the same price per share.

     The Special Committee of the Company's Board of Directors retained independent legal counsel and an appraiser to advise it with respect to its fiduciary obligations and the terms of the Stock Purchase Agreement with Riedman Corporation which, after negotiation, was unanimously approved by the Special Committee. The Purchase Price reflects the sum of (a) $11.75 per share times the number of shares of Penobscot acquired by Riedman Corporation in the tender offer, (b) direct expenses incurred by Riedman Corporation including interest on funds borrowed (the "Acquisition Loan") to fund the escrow agreement for all the Penobscot shares' cash price and (c) a negotiated amount that the Special Committee deemed reasonable. The balance of the Acquisition Loan escrow funds, after payment of the tendered Penobscot shares, was paid over to Penobscot together with interest earned while in escrow. Riedman Corporation then borrowed $3 million from Penobscot to reduce the Acquisition Loan. This amount and interest thereon were offset against the Purchase Price at closing.

     The Company agreed to pay all Penobscot stockholders who dissented and exercised appraisal rights the "fair value" of their shares under Maine law. It also agreed to pay all remaining stockholders (those who neither tendered nor dissented) $11.75 per share. In furtherance of these agreements, the Company agreed to defend and indemnify Riedman Corporation, its officers, directors and agents, from liability to Penobscot stockholders for claims arising after closing the Stock Purchase Agreement which relate to acts or omissions of the Company. Riedman Corporation made various customary representations and warranties to the Company concerning both Penobscot and the conduct of the tender offer and merger by Riedman Corporation.

     In connection with the bank financing for its acquisition of Penobscot and the dissenters' action, the Company twice required the guaranties of Riedman Corporation. In consideration therefor, the Board of Directors (Mr. Riedman abstaining) granted Riedman Corporation two options for 50,000 shares each to purchase Daniel Green common stock for 10 years. The first was given on September 1, 1999 and has an exercise price of $4.75 per share, $1.00 per share more than the market price on that date. The second was given on January 19, 2001 and has an exercise price of $4.00 per share, the market price on that date.


             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who hold more than 10% of its Common Stock to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Common Stock. Officers, directors and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, with respect to its

2000 fiscal year, all filing requirements applicable to the Company's officers, directors and greater-than-10% shareholders were complied with, except that reports of the following were not timely filed: Edward Bloomberg did not timely file a Form 4 Statement of Change in Beneficial Ownership with regard to the purchase of 2,000 shares.


             PROPOSAL 2 -- RATIFICATION OF THE SELECTION OF AUDITORS

     The Company's financial statements for the year ended December 31, 2000 were examined by Deloitte & Touche LLP, independent certified public accountants. Deloitte & Touche LLP (or a predecessor firm) has served as the Company's independent auditors since 1973. The Board of Directors, on the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as the independent auditors of the Company for 2001, subject to ratification by the stockholders.

     A representative of Deloitte & Touche LLP will be present at the meeting to answer questions and make a statement if he desires to do so.

     The Board of Directors recommends a vote FOR the ratification of its selection of Deloitte & Touche LLP as the Company's independent auditors. In the event that stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors.


                          Report of the Audit Committee

     The Audit Committee has reviewed and discussed with management the Company's financial statements audited by Deloitte & Touche LLP, ("Deloitte"), the Company's independent auditors. It has also discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards 61 including the role of the auditor, the Company's significant accounting policies, the methodology used by management in making significant accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates, the methodology used by management in making significant adjustments in the financial statements, any disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements, any difficulties encountered in performing the audit, and certain other matters. Deloitte has provided the Committee with the written disclosures and letter required by Independent Standards Board Statement No. 1 and the Committee has discussed with Deloitte, Deloitte's independence. Based on the review and discussions mentioned, the Audit Committee recommended to the Board of

Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for 2000 for filing with the Securities and Exchange Commission.

                                                  Respectfully submitted,

                                                  The Audit Committee
                                                  Edward Bloomberg
                                                  Gregory Harden
                                                  Gary Pflugfelder


Audit Fees

     The aggregate fees billed by Deloitte for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB ("Audit Fees") for that fiscal year were $98,900.

Financial Information Systems Design and Implementation Fees

     Deloitte did not perform professional services for information technology services relating to financial information systems design and implementation ("IT Fees") for the fiscal year ended December 31,2000.


All Other Fees

     The aggregate fees billed by Deloitte for services rendered to the Company, other than the services for which "Audit Fees" and "IT Fees" were charged for the fiscal year ended December 31,2000 were $10,500.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.


               PROPOSAL 3 -- AMENDMENT OF ARTICLES OF ORGANIZATION
                          TO INCREASE AUTHORIZED SHARES

     The Company is presently authorized to issue 4,000,000 shares of common stock, par value $2.50 per share. As of March 8, 2000 there were 1,573,004 shares of common stock issued and outstanding, 100,000 shares reserved for issuance under the Company's Stock Incentive Plan (of which options for 65,500 shares have been granted) and 125,000 reserved for issuance under options to Riedman Corporation. The 2001 Long-Term Incentive Plan (Proposal 4 below) calls for 300,000 shares to be reserved, replacing the 100,000 reserved under the Stock Incentive Plan.

     On February 16, 2001 the Board of Directors adopted a resolution, subject to stockholder approval at the Annual Meeting on April 26, 2001, to amend the Company's Articles of Organization to increase the number of authorized shares from 4,000,000 to 6,000,000. The affirmative vote of holders of a majority of the outstanding shares is required to adopt the proposed amendment set forth in Exhibit B attached hereto. If approved by the stockholders, the amendment will take effect on April 27, 2001.

     The purpose of the amendment is to provide the Company with additional shares of common stock which may be made available for future financing and acquisition transactions, stock dividends or splits, employee benefit plans and other general corporate purposes. If the amendment is approved, the Company also will have generally greater flexibility in the future to issue shares in excess of those presently authorized, without the expense and delay of a special stockholders' meeting.

     Except in connection with its stock option plans discussed below, the Company currently has no arrangements or understandings for the reservation or issuance of additional shares of common stock and no holder of common stock has any preemptive right with respect to the common stock. If the Board deems it in the best interests of the Company and the stockholders to issue additional shares of common stock in the future, the Board generally would not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by applicable law or regulations.

     Should the Board desire to issue additional shares of common stock in the future, such issuance of additional shares could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company's Board of Directors. The Company has no knowledge that any person intends to effect such a transaction.

     The Board recommends a vote FOR adoption of the proposal.


                     PROPOSAL 4 - AMENDMENT OF THE COMPANY'S
                    STOCK INCENTIVE PLAN AND APPROVAL OF ITS
                 REPLACEMENT, THE 2001 LONG-TERM INCENTIVE PLAN

     The Company's Stock Incentive Plan provides that the exercise price of options awarded under the Plan shall be $1.00 more than the market price of the Company's common stock on the date the option is granted. The Board of Directors concluded that this premium was a substantial detriment to the attractiveness of options awarded to employees and potential employees. Thus, on October 26, 2000 the Board of Directors adopted a resolution, subject to stockholder approval at the Annual Meeting on April 26, 2001, to amend the Stock Incentive Plan to provide that exercise price of options awarded under the Plan shall be equal to the market value of the Company's common stock on the date the option is granted (the "Exercise Price Amendment").

     At the same time the Board approved the grant of options at the then market price of its common stock to holders of existing options to purchase 65,500 shares, provided that they surrendered their existing options. In each instance the exercise price on the new option ($3.56) is less than that for the existing option ($4.75). The grant of the new options is subject to the stockholders' approval of the Exercise Price Amendment to the existing Stock Incentive Plan.

     The Exercise Price Amendment occasioned a review of the Stock Incentive Plan and the Company's entire method of dealing with long-term incentives. As a result the Board of Directors, on February 16, 2001, adopted, subject to stockholder approval, a replacement plan called the 2001 Long-Term Plan (the "Plan"), a copy of which is attached hereto as Exhibit C. Under the Plan, awards may be made to existing and future officers, other employees, consultants and directors of the Company or its subsidiaries from time to time. The Plan is intended to promote the long-term financial interests and growth of the Company by providing its employees, officers, directors and consultants with appropriate incentives and rewards to enter into and continue in the employ of, or their relationship with, the Company. Plan awards create for participants a proprietary interest in the long-term success of the Company and provide incentive to the performance of individual officers, other employees, consultants and directors in fulfilling their responsibilities for long-range achievements.

     The Board of Directors or the compensation committee (both of which are referred to below as the "committee"), will make recommendations for grants under the Plan from among those eligible persons who hold positions of responsibility and whose performance, in the judgment of the committee, has a significant effect on the Company's success.

     Under the Plan 300,000 shares of common stock are available for awards and have been reserved from authorized common stock. As of March 8, 2001, there were outstanding options to purchase 65,500 shares of common stock. Additional options to purchase 25,000 shares will be granted to the outside (non-employee) directors at the annual meeting if the Plan is approved by stockholders (see above, Proposal 1 - Election of Directors - Compensation of Directors).

     The Plan provides for the grant of stock options, stock appreciation rights, stock awards and cash awards. Stock options may be incentive stock options that comply with Section 422 of the Internal Revenue Code of 1986, as amended ("Code") or non-qualified stock options. Future allocation of awards under the Plan is not currently determinable as the allocation is dependent upon future decisions to be made by the committee in its sole discretion, and the applicable provisions of the Plan.

     Stock options may be granted at exercise prices that are no less than 100% of the fair market value of the Company's common shares on the date of the grant. The exercise price of any stock option may, at the discretion of the committee, be paid in cash or by surrendering shares or another award under the Plan, valued at fair market value on the date of exercise, or any combination of cash or stock.

     Stock appreciation rights are rights to receive, without payment to Daniel Green, cash or shares of Company common stock with a value determined by reference to the difference between the exercise or strike price of the stock appreciation rights and the fair market value or other specified valuation of the shares at the time of exercise. Stock appreciation rights may be granted in tandem with stock options or separately.

     Stock awards may consist of shares of Daniel Green common stock or be denominated in units of shares of common stock. A stock award may provide for voting rights and dividend equivalent rights. Stock awards may be granted at no less than 100% of the fair market value of Daniel Green common shares on the date of the grant.

     The committee may specify conditions for awards, including vesting service and performance conditions. Vesting conditions may include, without limitation, provision for acceleration in the case of a change-in-control of the Company, and performance conditions may include, without limitation, conditions based on achievement of specific business objectives, increases in specified indices and attaining specified growth measures or rates.

     An  award  may  provide  for  the  granting  or  issuance  of   additional,
replacement or alternative awards upon the occurrence of specified events, including the exercise of the original award.

     An award may provide for a tax gross-up payment to a participant if a change-in-control of the Company results in the participant owing an excise tax or other tax above the rate ordinarily applicable, due to the parachute tax provisions of Section 280G of the Code or otherwise. The gross-up payment would be in an amount so that the net amount received by the participant, after paying the increased tax and any additional taxes on the additional amount, would be equal to that receivable by the participant if the increased tax were not applicable.

     The Board of Directors recommends a vote FOR approval of the Exercise Price Amendment and the 2001 Long-Term Incentive Plan which will replace the existing Stock Incentive Plan.


                        PROPOSALS FOR NEXT ANNUAL MEETING

     A stockholder proposal submitted for inclusion in the proxy and proxy statement relating to the next Annual Meeting of Stockholders of the Company must be received by the Company no later than December 1, 2001.

     STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON MARCH 8, 2001 AND BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK ARE ENTITLED TO RECEIVE A COPY WITHOUT CHARGE OF THE COMPANY'S 2000 ANNUAL REPORT TO THE SEC ON FORM 10-KSB. STOCKHOLDERS WHO WISH TO RECEIVE A COPY OF THIS REPORT SHOULD WRITE TO: ROBERT WEEDON, CHIEF FINANCIAL OFFICER, DANIEL GREEN COMPANY, 450 NORTH MAIN STREET, OLD TOWN, MAINE 04468.


                                                GARY E. PFLUGFELDER, Clerk

April 5, 2001


EXHIBITS Attached
     A. Audit Committee Charter
     B. Amendment of Articles of Organization
     C. 2001 Long-Term Incentive Plan

                                    EXHIBIT A

                             Audit Committee Charter


This charter for the Daniel Green Company ("the Company") shall be reviewed, updated and approved annually by the Company's board of directors ("the board").

Role and Independence

The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and other such duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of NASDAQ. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants and the management of the Company. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

The board of directors shall appoint one member of the audit committee as chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The chairperson will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

Responsibilities

The audit committee's primary responsibilities include:

o Recommending to the board the independent accountants to be selected or retained to audit the financial statements of the Company. In so doing, the committee will request from the auditor written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence, and recommend to the board any actions necessary to oversee the auditors' independence.

o Overseeing the independent auditors relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board) to report any and all appropriate matters.

o Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the board as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-KSB or Form 10-K, whichever is applicable.

o Reviewing with management and the independent auditor the quarterly financial information prior to the Company's filing of Form 10-QSB or Form 10-Q, whichever is applicable. This review may be performed by the committee or its chairperson.

o Discussing with management and the external auditors the quality and adequacy of the Company's internal controls. Particular emphasis will be on controls over acquisition related activities and inventory valuation.

o Discussing with management the status of banking relationships and related debt agreements, pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

o Reporting audit committee activities to the full board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

                                    EXHIBIT B

                      Amendment of Articles of Organization


RESOLVED, that the Articles of Organization of Daniel Green Company be amended to increase the authorized capital stock from $10,000,000 consisting of 4,000,000 shares of Common Stock, $2.50 par value, to $15,000,000, consisting of 6,000,000 shares of Common Stock, $2.50 par value.

                                    EXHIBIT C

                          2001 LONG-TERM INCENTIVE PLAN
                                       OF
                              DANIEL GREEN COMPANY


     1. Objective. The objective of the 2001 Long-Term Incentive Plan (the "Plan") of DANIEL GREEN COMPANY, a Massachusetts corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract and retain officers and other key employees to the Company and its Subsidiaries (hereinafter defined) and to reward the performance of officers, other employees, consultants and directors for fulfilling their responsibilities for long-range achievements. These objectives are to be accomplished by making awards under the Plan to Participants (as hereinafter defined) that provide them with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

     2. Definitions. As used herein, the terms set forth below shall have the meanings ascribed thereto below:

     "Affiliate" means an affiliate of the Company as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

     "Award" means the grant of any form of stock option, stock appreciation right, stock award, cash award or other rights or interests, whether granted singly, in combination or in tandem, by the Company to a Participant under this Plan.

     "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

     "Board" means the Board of Directors of the Company.

     "Change of Control" means the occurrence of any one of the following events:

          (a) any person or entity other than Riedman Corporation or any affiliate of Riedman Corporation (including James R. Riedman or any entity controlled by him) is or becomes the beneficial owner (as defined in
     Section 13d-3 of the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates (as defined in SEC Rule 12b-2)) representing thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding voting securities;

          (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of this Plan (the "Effective Date"), constitute the Company's Board of Directors (the "Board") and any new Director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

          (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person, directly or indirectly, acquired thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates); or

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

     "Committee" means the Compensation Committee of the Board; the composition of the committee shall at all times satisfy the provisions of Section 162(m) of the Code and the requirements of Section 14(c) of this Plan.

     "Common Stock" means the common stock, par value $2.50 per share (or $1.25 per share if the Amendment to the Articles of Organization of the Company reducing par value to $1.25 has been approved by the stockholders) of the Company.

     "Director" means an individual serving as a member of the Board.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

     "Fair Market Value" means, with respect to Common Stock, Awards or other property, as of a particular date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the Common Stock is not so listed, but is quoted in the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc.

     "Incentive Stock Option" or "ISO" means an option that is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision.

     "Non-Qualified Stock Option" or "NQO" means an option that is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision.

     "Participant" means any eligible person described in Section 3 of the Plan to whom an Award has been made under this Plan and his or her successors, heirs, executors and administrators, as the case may be.

     "Pricing Date" means the date on which an Award consisting of an option or stock appreciation right is granted, except that the Committee may provide that
(i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event), if the grant of the option or stock appreciation right occurs not more than 90 days after the date of such hiring, promotion or other event, and (ii) if an Award consisting of an option or stock appreciation right is granted in tandem with or in substitution for an outstanding option or stock appreciation right, the Pricing Date is the date of grant of such outstanding option or stock appreciation right.

     "Subsidiary" means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

     3. Eligibility. Executive officers and other employees of the Company, its parent or any of its Subsidiaries, including any officer or member of the Board who is also such an employee, and persons who provide consulting or other services to the Company deemed by the Board to be of substantial value to the Company, and non-employee Directors are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by the Company or its Subsidiaries, and persons employed by an entity that the Board reasonably expects to become a Subsidiary of the Company, are eligible to be granted an Award under the Plan.

     4. Stock Subject to the Plan.

          (a) The total amount of Common Stock that may be subject to outstanding Awards shall not exceed three hundred thousand (300,000) shares of common stock.

          (b) If an Award valued by referenced to Common Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Common Stock subject to such Award for purposes of this
     Section 4. Any shares of Common Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant's account.

          (c) Except as provided in an Award Agreement, in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, Common Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of holders of Awards under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Common Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424(h) of the Code, (iv) any performance goals and (v) the individual limitations applicable to Awards.

     5. Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines and taking such actions as necessary for carrying out this Plan as it may deem necessary or proper. Unless otherwise provided in an Award Agreement with respect to a particular award, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant holding such Award or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. References in this Plan to "permitted by the Committee" and words of similar import refer to authorization contained in the original Award Agreement or an amendment thereto or to other action by the Committee, whether of general or limited applicability or in connection with a particular exercise, Award payment or other event. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

     Each member of the Committee shall be entitled, in good faith, to rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee nor officer or employee of the Company to whom it has delegated authority in accordance with the provisions of Section 6 of this Plan, shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. the Company shall indemnify (to the extent permitted under Massachusetts law) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any amount paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee without good faith or the reasonable belief that it was in the best interests of the Company.

     6. Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

     7. Awards. The Committee shall select persons to whom Awards may be granted, determine the type or types of Awards to be made to each Participant under this Plan, determine the number of Awards to be granted and the number of shares of Common Stock to which an Award will relate and determine all other terms, conditions, restrictions and conditions, including achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance goals, if any. Each Award made hereunder shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion and consistent with the provisions hereof, and shall be signed by the Participant and by the Chief Executive Officer, the President or any Vice President of the Company for and on behalf of the Company. Award Agreements and the forms contained therein need not be identical for each Participant. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement. Awards may consist of those listed in this Section
7. Awards may be made in combination or in tandem with, in replacement of, or as alternatives to, Awards under this Plan or any other employee plan of the Company or any of its Subsidiaries, including any incentive or similar plan of any acquired entity, or reload options automatically granted to offset specified exercises of options. The

Committee shall determine the time or times at which an option may be exercised, in whole or in part, the method by which the exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Common Stock or other Awards or awards granted under other the Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Common Stock will be delivered or be deemed to be delivered to Participants. An Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. An Award may provide that to the extent that the acceleration of vesting or any payment made to a Participant under this Plan in the event of a Change of Control of the Company is subject to federal income, excise, or other tax at a rate above the rate ordinarily applicable to like payments paid in the ordinary course of business ("Penalty Tax"), whether as a result of the provisions of Sections 28OG and 4999 of the Code, any similar or analogous provisions of any statute adopted subsequent to the date hereof, or otherwise, then the Company shall be obligated to pay such Participant an additional amount of cash (the "Additional Amount") such that the net amount received by such Participant, after paying any applicable Penalty Tax and any federal or state income tax on such Additional Amount, shall be equal to the amount that such Participant would have received if such Penalty Tax were not applicable.

          (a) Stock Option. An Award may consist of an option to purchase a specified number of shares of Common Stock at a specified exercise price that is not less than the greater of (i) the Fair Market Value of the Common Stock on the Pricing Date and (ii) the par value of the Common Stock. The number of shares and exercise price shall be specified by the Committee. A stock option may be in the form of an NQO or an ISO. In addition to being subject to applicable terms, conditions and limitations established by the Committee, an ISO shall comply with the requirement that no ISO shall be granted with an exercise price less than 100% (110% for an individual described in Section 422(b)(6) of the Code) of the Fair Market Value of a share of Common Stock on the date of the grant and granted no more than ten (10) years after the effective date of the Plan. Anything in the plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to qualify either the Plan or any ISO under Section 422 of the Code unless so requested by the affected Participant. Each option shall be clearly identified in the applicable Award Agreement as either an ISO or an NQO.

          (b) Stock Appreciation Right. An Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the stock appreciation right ("SAR") is exercised over a specified strike price determined by the Committee that shall be set forth in the applicable Award Agreement. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Common Stock will be delivered or be deemed to be delivered to Participants, whether or not the SAR will be in tandem with any other Award and any other terms and conditions of any SAR.

          (c) Stock Award. An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any Award may be subject to restrictions on transfer and other restrictions and conditions established by the Committee and set forth in the Award Agreement, which may include, but is not limited to, continuous service with the Company and/or its Subsidiaries. Such Awards may be based on Fair Market Value or other valuations determined by the Committee. The certificates evidencing shares of Common Stock issued in connection with an Award shall contain appropriate legends and restrictions describing the terms and conditions applicable thereto, the Company may retain physical possession of the certificates and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Common Stock. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Award, a Participant granted an Award shall have all of the rights of a stockholder, including, without limitation, the right to vote Common Stock issued as an Award or the right to receive dividends thereon.

          (d) Cash Award. An Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee, and set forth in the Award Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries.

          (e) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock and factors that may influence the value of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified Subsidiaries ("Other Stock Based Awards"). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 7(e) shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including, without limitation, cash, Common Stock, other Awards or other property, as the Committee shall determine.

          (f) Loan Provisions. With consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be paid with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

          (g) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(g), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this Section 7(g) shall consist of one or more business criteria, as specified by the Committee, but subject to this Section 7(g). Performance objectives shall be objective and shall otherwise meet the requirements of
     Section 162(m)(4)(C) of the Code. The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one (1) year nor more than five (5) years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(g), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(g).

          (h) Acceleration Upon a Change of Control. Notwithstanding anything contained herein to the contrary, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall immediately lapse upon a Change in Control, provided, however, that such lapse shall not occur if (i) it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board Option No. 16 (or any successor thereto), and operation of this Section 7(h) would otherwise violate Paragraph 47(c) thereof, or (ii) the Committee, in its discretion, determines that such lapse shall not occur, provided, further, that the Committee shall not have the discretion granted in clause (ii) if it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board
     No. 16 (or any successor thereto), and such discretion would otherwise violate Paragraph 47(c) thereof.

     8. Payment of Awards.

          (a) General. Payment required to be made by the Company pursuant to Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine, including in the case of Common Stock, restrictions on transfer and forfeiture provisions.

          (b) Deferral. With the approval of the Committee, payments may be deferred, either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee. Any deferred payment, whether elected by the

     Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

          (c) Dividends and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. Dividend equivalent rights may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that dividend equivalent rights shall be paid or distributed when accrued or shall be deemed to be reinvested in additional Common Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. The Committee may establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

          (d) Substitution of Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

     9. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, or from payroll or other payments to the Participant, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

     10. Employment, Termination, Etc.

          (a) Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment or engagement by the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

          (b) No person shall have any claim or right to receive an Award hereunder or require the Committee to make an Award at any time to any Participant. The Committee's grant of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

          (c) Upon the termination of employment or engagement of a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award

     Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either (i) not adverse to such Participant or (ii) consented to by such Participant.

     11. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend, discontinue or terminate this Plan at any time for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (a) no amendment or alteration that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant's consent and (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders if and to the extent the Board determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code or is otherwise required by law or applicable stock exchange requirements. Awards may be granted under the Plan prior to the receipt of such approval. The Board may also modify, suspend, terminate, discontinue or limit the power and authority of the Committee at any time. Except as required in Section 11(b) hereunder, unless the Board determines otherwise, no stockholder approval shall be required before any action taken by the Board pursuant to this Section 11 is effective. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 5 which discretion may be exercised without amendment to the Plan.

     12. Transfer and Assignment.

          (a) Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of a Participant's death. Awards shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs or SARs in tandem therewith) may be transferred to one or more Beneficiaries during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

          (b) Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (i) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all of the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Award.

     13. The Company's Right to Engage in Certain Transactions. The existence of this Plan or outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

     14. Securities Laws.

          (a) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. the Company, however, shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any Stock to be issued hereunder or to effect similar compliance under any state laws. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock, that the Participant to whom such shares will be issued make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

          (b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares of Common Stock is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded or quoted. The Committee may, in its sole discretion, defer the effectiveness of any transfer of Common Stock hereunder in order to allow the issuance of such Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

          (c) The grant of Awards to persons who are required to file reports under Section 16(a) of the Securities and Exchange Act of 1934, as amended, shall be determined by a body constituted in accordance with, and to the extent required by, Rule 16b-3 promulgated under said Act.

     15. Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Common Stock, other Awards or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     16. Notification of Election Under Section 83(b) of the Code. If any Participant shall, in connection with the acquisition of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

     17. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Participant shall notify the Company of any disposition of Common Stock issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

     18. Participant Rights. No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Common Stock covered by any Award until the date of the issuance of a certificate or certificates to him or her for such shares of Common Stock.

     19. Beneficiary. A Participant may file with the Committee a written designation of a Beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated Beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's Beneficiary.

     20. Interpretation. The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, shall constitute "qualified performance based compensation" within the meaning of Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply. Accordingly, if any provision of the Plan or any Award Agreement does not comply or is inconsistent with the requirement of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any Awards upon attainment of the performance objectives.

     21. Severability. If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

     22. Expenses and Receipts. The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

     23. Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or Beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or Beneficiary or other person) within ten (10) days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

     24. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the Company's stockholders for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     25. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     26. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts or, if the Company is reincorporated in another state while the Plan is in effect, the laws of that state.

     27. Effective Date of Plan. This Plan shall be effective on February 16, 2001, provided the Plan has been approved by the stockholders of the Company at the Annual Meeting to be held on April 26, 2001. Unless earlier terminated by the Board, the right to grant Awards under the Plan will terminate on the tenth
(10th) anniversary of the Effective Date. Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

                                      PROXY

                              DANIEL GREEN COMPANY
    ANNUAL MEETING OF STOCKHOLDERS -- THURSDAY, APRIL 26, 2001, AT 10:00 A.M.


The undersigned stockholder in Daniel Green Company (the "Company") hereby appoints James R. Riedman and Greg A. Tunney, or any of them, proxies for the undersigned with all the powers the undersigned would possess if personally present, to vote all common stock of the undersigned in the Company at the Annual Meeting of Stockholders of said Company on April 26, 2001 and at all adjournments thereof, for the election of seven directors, upon the proposal to ratify the appointment of Deloitte & Touche LLP as auditors for 2001, to amend the Articles of Organization, to amend the Stock Incentive Plan and adopt its replacement, the 2001 Long-Term Incentive Plan, and, in their discretion, upon any other matter which may properly come before said meeting or any adjournment. The undersigned hereby revokes all previous proxies.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 SET FORTH ON THE REVERSE SIDE.

SEE REVERSE          CONTINUED AND TO BE SIGNED ON REVERSE           SEE REVERSE
SIDE                                                                 SIDE

                                   DETACH HERE

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

              MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4

1.   Election of seven Directors.

NOMINEES: Edward Bloomberg, Steve M. DePerrior, Gregory M. Harden, Wilhelm Pfander, Gary E. Pflugfelder, James R. Riedman and Greg A. Tunney

[_] FOR                [_] WITHHELD

[_]  _______________________________________________________________________
     For all nominees except as noted above

2. To ratify the appointment of Deloitte & Touche, LLP as auditors for the Company for 2001.

     [_] FOR            [_] AGAINST            [_] ABSTAIN

3. To approve the amendment of the Company's Articles of Organization to increase the number of authorized shares from 4,000,000 to 6,000,000.

     [_] FOR            [_] AGAINST            [_] ABSTAIN

4. To approve the amendment of the existing Stock Incentive Plan and adoption of its replacement, the 2001 Long-Term Incentive Plan.

     [_] FOR            [_] AGAINST            [_] ABSTAIN


PLEASE COMPLETE, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                                  Signature:  _______________________________

                                  Date:       _______________________________

                                  Co-Owner Signature: _______________________

                                  Date:               _______________________